UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

MERISTAR HOSPITALITY CORPORATION
 (Exact name of registrant as specified in its charter)

1-11903
(Commission File Number)

MARYLAND	72-2648842
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

4501 NORTH FAIRFAX DRIVE
ARLINGTON, VIRGINIA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

1010 WISCONSIN AVENUE, N.W.
WASHINGTON, D.C. 20007
(202) 295-1000
(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On July 28, 2003, MeriStar Hospitality Corporation issued a press release announcing its results for the second quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated as of July 28, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY CORPORATION

By:	/s/ Jerome J. Kraisinger Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel

Date: July 28, 2003